UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     May 19, 2020

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW Washington, District of Columbia	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On May 19, 2020, Cogent Communications Holdings, Inc. (the “Company”) announced that Cogent Communications Finance, Inc. (the “Temporary Issuer”), a newly formed financing subsidiary of Cogent Communications Group, Inc. (“Cogent”), intends to commence an offering of €215,000,000 aggregate principal amount of 4.375% senior notes due 2024 (the “Temporary Notes”) for issuance in a private placement not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Temporary Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Act and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act.

The Temporary Issuer expects to deposit the gross proceeds of the Temporary Notes into an escrow account pending the substantially concurrent consummation of the previously announced redemption of all of Cogent’s 5.625% senior notes due 2021 (the “Refinancing Transaction”). Upon completion of the Refinancing Transaction, the Temporary Notes will be automatically exchanged for additional notes (the “Tack-On Notes”) to be issued by Cogent under the indenture, dated June 25, 2019, pursuant to which Cogent issued its existing €135 million aggregate principal amount of 4.375% senior notes due 2024 (the “Existing Notes”). Upon this automatic exchange, it is expected that the Tack-On Notes (following any restricted period required by applicable law or regulation) will trade under the same CUSIP number and ISIN as the Existing Notes. If the offering of the Temporary Notes, the Refinancing Transaction and the exchange of Temporary Notes for Tack-On Notes is consummated, Cogent expects to use any remaining net proceeds for general corporate purposes and/or to make special or recurring dividends to the Company. There can be no assurance that the issuance and sale of the Temporary Notes or the exchange of Temporary Notes for Tack-On Notes will be consummated. Additional details are discussed in the associated press release, a copy of which is attached as Exhibit 99.1.

In connection with the offering of the Temporary Notes, a preliminary offering memorandum was provided to prospective purchasers containing the following information: As of March 31, 2020, the Company had approximately $117.0 million of restricted payment capacity under the “builder basket” contained in the restricted payments covenant in the indentures governing its existing senior notes.

The information in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Temporary Notes or the Tack-On Notes. The offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. Neither the Temporary Notes nor the Tack-On Notes have been or will be registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Except for historical information and discussion contained herein, statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions. The statements in this Current Report on Form 8-K are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including, among others, the COVID-19 pandemic and accompanying government policies worldwide; future economic instability in the global economy, which could affect spending on Internet services; the impact of changing foreign exchange rates (in particular the euro to U.S. dollar and Canadian dollar to U.S. dollar exchange rates) on the translation of our non-U.S. dollar denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund on the basis of our Internet revenue; changes in government policy and/or regulation, including rules regarding data protection, cyber security and net neutrality; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our ability to renew our long-term leases of optical fiber that comprise our network; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; our ability to make payments on our indebtedness as they become due; the management of network failures and/or disruptions; outcomes in litigation; risks related to the offering of the Temporary Notes and the exchange of Temporary Notes for Tack-On Notes, including that such transaction may not be consummated; and other risks discussed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. The Company undertakes no duty to update any forward-looking statement or any information contained in this Current Report on Form 8-K or in other public disclosures at any time.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

99.1	Press Release of Cogent Communications Holdings, Inc., dated May 19, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 2020

Cogent Communications Holdings, Inc.

By:	/s/ David Schaeffer
	Name:	David Schaeffer
	Title:	President and Chief Executive Officer